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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 28, 2002


                     Merrill Lynch Mortgage Investors, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                   333-47270                   33-3416059
(STATE OR OTHER JURISDICTION        (COMMISSION               (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)

  4 World Financial Center
     New York, New York                                            10281
(ADDRESS OF PRINCIPAL EXECUTIVE                                  (ZIP CODE)
       OFFICES)


Registrant's telephone number, including area code, is (212) 449-1000







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


                                       -2-


Item 5.  Other Events.
         ------------

                  On or about January 31, 2002, the Registrant will cause the issuance and sale of approximately $314,139,000 initial principal amount of Mortgage Pass-Through Certificates, CDMC Series 2002-A1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of January 1, 2002, between the Registrant as seller, Cendant Mortgage Corporation, as master servicer, and Wells Fargo Bank Minnesota, National Association, as trustee.

                  In connection with the sale and the Series 2002-A1, Class I-A-1, Class I-A-2, Class I-A-IO, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-IO, Class III-A-1, Class II-A-IO, Class M-1, Class M-2, and Class M-3 (the "Underwritten Certificates"), the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-47270, which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits



                   ITEM 601(A) OF
                   REGULATION S-K
EXHIBIT NO.         EXHIBIT NO.                        DESCRIPTION
-----------         -----------                        -----------
     1                   99              Computational Materials--Computational
                                         Materials (as defined in Item 5) that
                                         have been provided by the Underwriter
                                         to certain prospective purchasers of
                                         Mortgage Pass-Through Certificates,
                                         CDMC Series 2002-A1 (filed in paper
                                         pursuant to the automatic SEC exemption
                                         pursuant to Release 33-7427, August 7,
                                         1997)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               MERRILL LYNCH MORTGAGE INVESTORS,
                                               INC.

                                               By: /s/: John Winchester
                                                  ---------------------
                                               Name:    John Winchester
                                               Title:   Director

                                      EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
--------------                     -----------                    -----------                     ----
1                                  99                             Computational                   8
                                                                  Materials